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                                                                  EXHIBIT 10.29f


November 14, 1996


[LOGO]


Xircom, Inc.
Primary Rate Incorporated
2300 Corporate Center Drive
Thousand Oaks, CA 91320-1420
Attention: Steven F. DeGennaro, Vice President & CFO


RE: LOAN AND SECURITY AGREEMENT DATED NOVEMBER 8, 1995 AND ANY AND ALL AMENDMENTS THERETO ENTERED INTO BETWEEN XIRCOM, INC., PRIMARY RATE INCORPORATED (COLLECTIVELY "BORROWER") AND THE CIT
     GROUP/CREDIT FINANCE, INC. ("LENDER") (THE "AGREEMENT")


                                  AMENDMENT #2


Dear Steve:

In confirmation of our understanding, the above-captioned Agreement is hereby amended, effective immediately, as set forth below. To the extent of any inconsistencies between this letter-amendment and the Agreement, the terms and conditions set forth below shall govern. In all other respects the Agreement shall remain in full force and effect.

1. The Term of the Agreement as set forth in Section 9.1 is hereby extended. The Agreement shall now terminate on December 18, 1996 rather than on November 18, 1996.

2. In consideration for this accommodation, you agree to pay a fee of $12,500.00 which shall be charged to your loan account upon execution of this letter-amendment.

If the foregoing correctly sets forth our agreement please so acknowledge by



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November 14, 1996
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signing the original of this letter-amendment below and returning the same to the undersigned.


Very truly yours,

The CIT Group/
  Credit Finance, Inc.


Jean V. Grasso
Assistant Vice President


All of the foregoing is hereby approved and agreed to.

Xircom, Inc.                            Primary Rate Incorporated


By   /s/  STEVEN F. DeGENNARO           By   /s/  STEVEN F. DeGENNARO
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Title     CFO                           Title     CFO
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